SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2001

                              AMERICAN TISSUE INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                 22-3601876
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)



                                    333-88017
                            (Commission File Number)



                  135 Engineers Road, Hauppauge, New York 11788
               (Address of principal executive office) (zip code)



                                 (631) 435-9000
              (Registrant's Telephone number, including area code)



                                 Not applicable.
          (Former name or former address, if changed since last report)





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Item 5. Other Events

     Please see the press release attached hereto as Exhibit 99.1


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99.1 Press release issued by American Tissue Inc., dated September 5, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN TISSUE INC.



Date:  September 5, 2001           By:  /s/ Mehdi Gabayzadeh
                                        --------------------------
                                   Name: Mehdi Gabayzadeh
                                   Title:  President and Chief Executive Officer